UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2025

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 7th Avenue, Suite 905	10123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-9588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	KIDZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Item 3.03	Material Modification to Rights of Shareholders.

On December 22, 2025, at a special meeting of stockholders (the “Special Meeting”) of Classover Holdings, Inc. (the “Company”), the stockholders of the Company approved a proposal to redomesticate the Company (the “Redomestication”) from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) by means of a plan of conversion (the “Plan of Conversion”) and adopted the resolutions of the board of directors of the Company approving the Redomestication, as described in the Company’s definitive proxy statement on Schedule 14A for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2025 (the “Proxy Statement”).

The Company intends to effectuate the Redomestication pursuant to the Plan of Conversion by filing (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) articles of conversion with the Nevada Secretary of State and (iii) articles of incorporation with the Nevada Secretary of State (the “Nevada Charter”). The Company will also adopt new bylaws (the “Nevada Bylaws”) in connection with the Redomestication.

At 11:59 p.m. Eastern Time on the effective date (the “Effective Time”):

•	the Company’s domicile will be changed from the State of Delaware to the State of Nevada;

•	the internal affairs of the Company will cease to be governed by the laws of the State of Delaware and instead become governed by the laws of the State of Nevada; and

•	the Company will cease to be govered by the Company’s existing amended and restated certificate of incorporation and amended bylaws and instead become governed by the Nevada Charter and the Nevada Bylaws.

The Redomestication will not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Redomestication). The Redomestication will not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Redomestication.  In connection with the Redomestication, the Company will enter into new indemnification agreements with its officers and directors providing for indemnification of such individuals under Nevada law.

At the Effective Time, each outstanding share of Class A common stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) will automatically be converted into one outstanding share of Class A common stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”), each outstanding share of Class B common stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock”) will automatically be converted into one outstanding share of Class B common stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock”), each outstanding share of Series A Preferred Stock, par value $0.0001 per share (the “Delaware Corporation Series A Preferred Stock”) will automatically be converted into one outstanding share of Series A Preferred Stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Series A Preferred Stock”), and each outstanding share of Series B Preferred Stock, par value $0.0001 per share (the “Delaware Corporation Series B Preferred Stock”) will automatically be converted into one outstanding share of Series B Preferred Stock, par value $0.0001 per share, of the Nevada Corporation (the “Nevada Series A Preferred Stock”)

.

Stockholders are not required to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding warrant to purchase shares of Delaware Corporation Class B Common Stock will automatically become a warrant to purchase shares of Nevada Corporation Class B Common Stock (the “Nevada Corporation Warrants”), with all other terms and conditions remaining the same. The Nevada Corporation Class B Common Stock and Nevada Corporation Warrants will continue to be traded on the Nasdaq Stock Market under the symbols “KIDZ” and “KIDZW,” respectively.

As described in the Proxy Statement, certain rights of the Company’s stockholders will be changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, the Nevada Charter, the Nevada Bylaws and the effects of the Redomestication is set forth in the Proxy Statement under the “Redomestication Proposal,” which description is incorporated herein by reference.

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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required, the information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Special Meeting on December 22, 2025. In accordance with the Company’s amended and restated certificate of incorporation as then in effect, the Company’s Class A stockholders were entitled to 25 votes per share, the Company’s Class B stockholders were entitled to one vote per share and the Company’s Series A Preferred stockholders were entitled to one vote per share.

The Company’s stockholders voted on the following proposals at the Meeting:

(1) Proposal No. 1 — The Redomestication Proposal — a proposal to approve the redomestication of the Company’s jurisdiction of incorporation from Delaware to Nevada. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
163,914,209	0	0	0

(2) Proposal No. 2 — The New Incentive Plan Proposal — a proposal to approve and adopt the 2025 Long-Term Incentive Equity Plan. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
163,914,209	0	0	0

(3) Proposal No. 3 — The Reverse Stock Split Proposal — a proposal to approve a reverse stock split of all of the outstanding shares of the Company’s Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share, at a ratio, ranging from 1-for-2 to 1-for-50, to be determined by the Company’s Board of Directors in its sole discretion. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
163,914,209	0	0	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2025	CLASSOVER HOLDINGS, INC.

	By:	/s/ Hui Luo
Hui Luo
Chief Executive Officer

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